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                                                                    EXHIBIT 99.7


                             LETTER OF TRANSMITTAL

      To Accompany Certificates Representing Units of Limited Partnership
                      Evans Withycombe Residential, L.P.

        to be exchanged for shares of ERP Operating Limited Partnership



By Mail:                                                    or Hand Deliver to:

                      To call for additional information:

In connection with the Unit Exchange Offer from ERP Operating Limited Partnership to holders of units of limited partnership in Evans Withycombe Residential, L.P., the undersigned, as registered holder of the unit(s) hereby surrenders the attached certificates in exchange for 0.50 units of ERP Operating Limited Partnership for each unit of Evans Withycombe Residential, L.P.

  All holders must complete Boxes A, B, and D and enclose unit certificates.

                             CERTIFICATES ENCLOSED
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  Name and Address of Registered Holder(s) Certificate Number(s) Number of Units
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B                                          -------------------------------------

O                                          -------------------------------------

X                                          -------------------------------------

                                           -------------------------------------
A
                                           -------------------------------------
   [ ] address change indicated above      Total Shares:
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The label affixed above indicated the number of units of Evans Withycombe
Residential L.P. owned by you on the records of ________________, Exchange Agent for Evans Withycombe Residential, L.P. units. We will process letters of transmittal as submitted, however, to receive your full entitlement of units on this exchange, please submit all units. A partial submission may result in fewer units and additional cash in lieu of fractional units.
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                      SIGN HERE (all registered holders)
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B  ----------------------------------------------------------------------------

O
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X                            Signature of owner(s)

B
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                                 Phone number
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[ ] I have lost my certificate(s) for _____________ units and require assistance with respect to replacing the units.
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                              SIGNATURE GUARANTEE

                  Your signature must be Medallion guaranteed
                     by an eligible financial institution.

                    NOTE: A notarization by a notary public
                              is not acceptable.
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B                   FOR USE BY FINANCIAL INSTITUTION ONLY
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.
O

X


C



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                              General Information


 . Signature Guarantee: Box C (Medallion Signature Guarantee) only needs to be completed if the registration of the new certificates will be different from the current registration or if Box E is completed.

 . Lost Certificates: If your certificates are lost, please check the small box above Box C, complete the Letter of Transmittal and return it to us as normal. There may be a fee required to replace lost certificates.

 . Fractional Units: Any fractional unit amount resulting from the exchange will be paid in cash at a rate of $_______ per full share.

 . Dividends: Payment of any dividends accrued will be paid at the time the units are submitted for exchange.

 . Address Changes: If your permanent address should be changed on our records, please indicate address change in Box A. An address in Box F will be treated as one time only, special instructions.

                           IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM YOUR PAYMENT CHECK.

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                                     BOX D
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                              Substitute Form W-9
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Please provide the Taxpayer Identification Number       Social Security Number
("TIN") of the person submitting this Letter of
Transmittal in the box at right and certify by          ----------------------
signing and dating below.                            ---------------------------

CERTIFICATION - Under penalties of perjury, the undersigned hereby certifies the following:
(1) The TIN shown above is the correct TIN of the person who is submitting the Letter of Transmittal and who is required by law to provide such TIN. Or such person is waiting for a TIN to be issued. And (2) The person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee.

     Signature:                                               Date:
                -------------------------------------------         ------------

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                                     BOX E
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                         Special Payment Instructions
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To be completed ONLY if the certificate is to be registered in the name(s) of someone other than the registered holder(s) in Box A.

ISSUE TO:

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                                     Name

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                                Street Address

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                           City, State and Zip Code

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                                 Tax ID Number
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                                     BOX F
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                         Special Delivery Instructions
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To be completed ONLY if the certificate is to be delivered to an address other than that in Box A.

MAIL TO:


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                                     Name

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                                Street Address

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                           City, State and Zip Code

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